EXHIBIT 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(b) and
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing by Forme Capital, Inc. (the "Company") of the Annual Report on Form 10-KSB for the period ending April 30, 2007 (the "Report"), I, Bartly J. Loethen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Bartly J. Loethen
Bartly J. Loethen Chief Financial Officer

Dated: July 30, 2007